UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO			80301
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 31, 2005

Date of reporting period:	May 31, 2005

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Boulder Growth & Income Fund, Inc.

Semi-Annual Report

May 31, 2005

Dear Shareholder:

The stock market has gyrated up and down over the past six months ending May 31-for three of these months the market was up and for three of the months the market was down, though not consecutively. All in all, when we reached the finish line for this six month period, the Boulder Growth & Income Fund ("BIF") was up 1.3%-total return on the net asset value (NAV). This underperformed the S&P 500 Index which was up 2.4% over the same period. Take a look at our performance below compared to several benchmark indices.

Total Returns
For the Periods ending May 31, 2005

Most Recent		Boulder Growth & Inc. Fund NAV	S&P 500 Index	Dow Jones Industrial Average	NASDAQ Composite
3 months		–1.4%	–0.6%	–2.2%	1.0%
6 months		1.3%	2.4%	1.5%	–1.0%
1 year		7.7%	8.2%	5.0%	4.7%
	BIF NAV with Dilution†	BIF NAV without Dilution
3 years*	–0.2%	6.2%	5.6%	4.1%	9.1%
Since 1/2002**	–0.8%	5.0%	3.4%	3.9%	2.6%

†  The total returns for BIF include the effect of dilution from the 12/2002 rights offering, affecting the 3 Year, and since 1/2002 returns.

*  Annualized

**  Annualized since January 2002, the date the current Advisers became investment advisers to the Fund.

The Real Estate Investment Trusts ("REITs") in the Fund's portfolio performed well in the last six months, as they have over the past three years. However, there was more volatility in the REITs this past six months. Some of our REITs were up 5% or more, and some were down 5% or more. The Fund currently has about 31% of its assets in this sector, down a bit from 32% at the beginning of the period. REITs in general have done very well since we started buying them for the Fund three years ago, and currently many REIT indices are near their historical highs.

Top industrial performers in the portfolio during the six month period included First American Financial up 17.5%, Merck up 15.8% and Heineken, up 8.2%. The Fund's largest holding, Berkshire Hathaway, was up about 0.5% during the period.

At the April, 2005 annual shareholder meeting, shareholders of the Fund approved a proposal to eliminate the Fund's fundamental investment restriction regarding investment in foreign securities. As a result, the Fund is now able to invest without limitation in foreign securities. We asked shareholders to approve this to give us more flexibility. We own a few foreign securities now, and may own a few more down the road-time will tell.

MANAGED DISTRIBUTION

The Fund's proposed managed distribution was put on an indefinite hold as the Securities and Exchange Commission ("SEC") has not provided exemptive relief and the Board of Directors of the Fund has no current expectation that the Fund will be able to proceed with its proposed policy. The staff of the SEC has suspended review of exemptive applications of all closed-end funds requesting the type of relief sought by the Fund, pending an SEC inquiry into industry dividend practices of closed-end funds. Although similar exemptive applications previously were routinely granted, the SEC staff now appears concerned that managed distributions, which may include a return of capital to the extent such distributions exceed a fund's net income, may be inappropriate for closed-end funds or that the conditions for granting relief to permit managed distributions may need to be revised. The Fund issued a press release in April describing the current status, which was posted to its website.

LEVERAGE AND CASH

The Fed has continued raising the Fed Funds rate, most recently to 3.25%. At the same time, long-term interest rates have stayed about the same. The 10 year treasury currently yields around 4%. The cost of borrowing on the Fund's line of credit is at 4.09%. The Fund's short-term cash and cash equivalents position is currently 23.3% of the Fund's assets, up from six months ago, including investments in sovereign debt. We've been slowly finding a few things to put the Fund's cash to work in, but the pickings have been slim. We still haven't found any "big game," so to speak. The Fund continues to own some sovereign debt in both the United Kingdom and in New Zealand, where the yields are slightly higher. The currency in which these bonds are invested-the British Pound and the New Zealand Dollar-have both declined slightly against the US Dollar in the last six months.

We'd like to thank you for being shareholders of the Fund.

Sincerely,

Stewart R. Horejsi

July 6, 2005

Our website at www.boulderfunds.net is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, they're available on the website. You will also find information about the Boulder Growth & Income Fund's sister fund-the Boulder Total Return Fund.

Boulder Growth and Income Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 12/01/2004 to 5/31/2005

	Common Stock Investments
		REITs	Industrials	Corporate Bonds & Warrants	AMPS	Total
Beginning Market Value	11/30/04	$33,258,732	$50,665,788	$16,086,454	$3,000,000	$103,010,974
Cost of Purchases	12/01/04 - 5/31/05	2,341,882	6,065,860	-	-	8,407,742
Proceeds from Sales	12/01/04 - 5/31/05	7,076,251	2,138,612	10,069,300	1,500,641	20,784,804
Net Purchases/(Sales)		(4,734,369)	3,927,248	(10,069,300)	(1,500,641)	$(12,377,062)
Beginning Market Value Plus Net Purchases/(Sales)		28,524,363	54,593,036	6,017,154	1,499,359	90,633,912
Net Appreciation		407,966	494,734	(886,192)	641	17,149
Ending Market Value	5/31/05	28,932,329	55,087,770	5,130,962	1,500,000	$90,651,061
Number of Issues Held	5/31/05	16	21	3	1
Cash, US Treasuries, Foreign Treasuries and Other Assets and Liabilities						$14,337,135
Total Net Assets (including $18,000,000 leverage)						$104,988,196

Financial Data

(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
12/31/2004	$7.96	$7.12
1/31/2005	$7.62	$6.99
2/28/2005	$7.79	$6.80
3/31/2005	$7.54	$6.68
4/30/2005	$7.64	$6.34
5/31/2005	$7.68	$6.51

Portfolio of Investments May 31, 2005 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-96.7%
DOMESTIC COMMON STOCKS-90.1%
Beverages-3.9%
42,000	Anheuser-Busch Companies, Inc.	$1,967,700
50,000	Pepsi Bottling Group, Inc.	1,418,500
		3,386,200
Diversified-30.0%
310	Berkshire Hathaway Inc., Class A•†	26,071,000
Financial Services-4.7%
58,000	Doral Financial Corp.	672,220
40,000	Federated Investors, Inc.	1,184,400
45,000	H&R Block, Inc.•	2,246,400
		4,103,020
Food-Misc/Diversified-1.4%
60,000	Sara Lee Corporation	1,217,400
Insurance-7.1%
38,500	Fidelity National Financial, Inc.	1,385,615
40,000	First American Corporation	1,548,000
55,750	Marsh & McLennan Companies, Inc.	1,618,980
30,000	Torchmark Corporation	1,582,500
		6,135,095
Manufacturing-2.4%
54,000	American Axle & Manufacturing Holdings, Inc.•	1,117,800
16,500	Eaton Corporation	987,525
		2,105,325
Pharmaceuticals-7.1%
42,000	Bristol-Meyers Squibb Company•	1,065,120
30,000	Forest Laboratories, Inc.†	1,157,400
65,000	Merck & Company, Inc.	2,108,600
66,000	Pfizer, Inc.	1,841,400
		6,172,520
REITS-31.1%
70,000	Archstone-Smith Realty Trust•	2,577,400
45,000	Arden Realty, Inc.	1,543,500
69,000	AvalonBay Communities, Inc.•	5,166,030
6,100	Boston Properties, Inc.	407,419
26,000	First Industrial Realty Trust, Inc.	1,008,800
82,000	Health Care Property Investors, Inc.	2,229,580
33,000	Healthcare Realty Trust, Inc.	1,289,970
34,000	Hospitality Properties Trust	1,493,280
260,000	HRPT Properties Trust	3,075,800
19,000	Liberty Property Trust	784,510
30,000	Pan Pacific Retail Properties, Inc.	1,915,500
56,600	Prentiss Properties Trust	1,952,700
40,000	Regency Centers Corporation	2,234,000

See accompanying Notes to Financial Statements.

Portfolio of Investments May 31, 2005 (Unaudited)  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
REITS-continued
13,000	Simon Property Group Inc.	$893,360
13,800	Sun Communities, Inc.	496,800
		27,068,649
Savings & Loan Companies-2.4%
51,000	Washington Mutual, Inc.	2,106,300
	Total Domestic Common Stocks (cost $64,438,383)	78,365,509
FOREIGN COMMON STOCKS-6.5%
Netherlands-2.7%
31,663	Heineken NV	1,007,110
20,000	Unilever NV, ADR	1,330,800
		2,337,910
New Zealand-2.1%
2,236,146	Kiwi Income Property Trust	1,863,680
United Kingdom-1.7%
25,000	Diageo PLC, Sponsored ADR	1,453,000
	Total Foreign Common Stocks (cost $4,973,317)	5,654,590
Par Value
CORPORATE BONDS-0.1%
$120,000	American Airlines Inc., Pass-through Certificates, 7.800% due 10/01/06 (cost $120,000)	108,785
Shares
WARRANTS-0.0%**
1,500	Ono Finance Certificate, Warrant, Expires 5/31/09*†(a)	15
	Total Long Term Investments (cost $69,531,700)	84,128,899
SHORT TERM INVESTMENTS-23.3%
BANK DEPOSIT-2.2%
Par Value
1,924,000	Investors Bank & Trust Money Market Deposit Account, 2.400% due 6/01/05 (cost $1,924,000)	1,924,000
Shares
AUCTION MARKET PREFERRED SECURITIES-1.7%
60	Western Asset/Claymore US Treasury Inflation Protected Securities Fund, Series W (cost $1,500,000)	1,500,000
FOREIGN GOVERNMENT BONDS AND TREASURY BILLS-16.5%
Par Value
New Zealand-4.0%
5,000,000	New Zealand T-Bills, 6.308% due 8/10/05	3,488,945

See accompanying Notes to Financial Statements.

Portfolio of Investments May 31, 2005 (Unaudited)  Boulder Growth & Income Fund, Inc.

Par Value	Description	Value (Note 1)
FOREIGN GOVERNMENT BONDS AND TREASURY BILLS - continued
United Kingdom-12.5%
$2,700,000	UK Gilt Treasury Bond, 8.500% due 12/07/05	$5,022,162
1,600,000	UK Treasury Bill, 4.611% due 6/06/05	2,914,249
1,600,000	UK Treasury Bill, 4.637% due 7/11/05	2,901,413
		10,837,824
	Total Foreign Government Bonds and Treasury Bills (cost $14,608,659)	14,326,769
U.S. TREASURY BILLS-2.9%
2,500,000	2.568% due 6/23/05	2,496,077
	Total Short Term Investments (cost $20,528,736)	20,246,846
Total Investments-120.0%
	(cost $90,060,436)	104,375,745
	Other Assets and Liabilities-(20.0%)	(17,387,549)
	Net Assets-100%	$86,988,196

•  At May 31, 2005, securities or a partial position of these securities were pledged as collateral for the loan outstanding. These securities held with the custodian as segregated assets, have an aggregate market value of $38,243,750.

*  Security is a private placement.

†  Non-income producing security.

(a)  Security exempt from registration pursuant to Rule 144A under the Securiites Act of 1933, as amended.

**  Amount represents less than 0.1% of net assets.

ADR  American Depository Receipt.

See accompanying Notes to Financial Statements.

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities  Boulder Growth & Income Fund, Inc.

May 31, 2005 (Unaudited)

ASSETS:
Investments, at value (Cost, $90,060,436) (Note 1) See accompanying schedule	$104,375,745
Cash	209
Foreign cash at value (identified cost $26,582)	26,666
Receivable for investments sold	1,743,542
Dividends and interest receivable	379,479
Prepaid expenses and other assets	42,358
TOTAL ASSETS	106,567,999
LIABILITIES:
Loan payable to bank (Note 9)	$18,000,000
Payable for investments purchased	1,166,828
Investment co-advisory fees payable (Note 2)	112,207
Legal and Audit fees payable	105,429
Interest due on loan payable to bank (Note 9)	62,310
Administration, co-administration and custodian fees payable (Note 2)	35,897
Directors' fees and expenses payable (Note 2)	27,797
Accrued expenses and other payables	69,335
TOTAL LIABILITIES	19,579,803
NET ASSETS	$86,988,196
NET ASSETS consist of:
Undistributed net investment income	$652,704
Accumulated net realized loss on investments sold	(10,040,833)
Unrealized appreciation of investments	14,316,631
Par value of Common Stock (Note 4)	113,278
Paid-in Capital in excess of par value of Common Stock	81,946,416
TOTAL NET ASSETS	$86,988,196
NET ASSET VALUE
Net Asset Value ($86,988,196/11,327,784 shares outstanding)	$7.68

See accompanying Notes to Financial Statements.

Statement of Operations  Boulder Growth & Income Fund, Inc.

For the Six Months Ended May 31, 2005 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $8,060)	$1,712,053
Interest	415,102
TOTAL INVESTMENT INCOME	2,127,155
EXPENSES:
Investment co-advisory fees (Note 2)	$654,391
Administration, co-administration and custodian fees (Note 2)	171,054
Legal and Audit fees	103,065
Directors fees and expenses (Note 2)	49,614
Printing fees	32,192
Insurance Expenses	8,770
Other	47,208
GROSS EXPENSES	1,066,294
Fees waived by Administrator (Note 2)	(26,241)
OPERATING EXPENSES	1,040,053
Interest on outstanding loan payable (Note 9)	333,571
TOTAL EXPENSES	1,373,624
NET INVESTMENT INCOME	753,531
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Securities	2,044,800
Foreign currency related transactions	547,196
Net change in unrealized depreciation of:
Securities	(2,221,799)
Foreign currency related transactions	(31,613)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	338,584
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,092,115

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets  Boulder Growth & Income Fund, Inc.

	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
OPERATIONS:
Net investment income	$753,531	$6,856
Net realized gain on investments sold during the period	2,591,996	8,122,460
Change in unrealized appreciation/(depreciation) of investments during the period	(2,253,412)	2,763,900
Net increase in net assets resulting from operations	1,092,115	10,893,216
DISTRIBUTIONS:
Dividends paid from net investment income to shareholders	-	(283,195)
Total Distributions	-	(283,195)
NET INCREASE IN NET ASSETS FOR THE PERIOD	1,092,115	10,610,021
NET ASSETS:
Beginning of period	85,896,081	75,286,060
End of period (including undistributed (distibutions in excess of) net investment income of $652,704 and $(100,827), respectively)	$86,988,196	$85,896,081

See accompanying Notes to Financial Statements.

Statement of Cash Flows  Boulder Growth & Income Fund, Inc.

For the six months ended May 31, 2005 (Unaudited)

Cash flows from operating activities:
Investment income received	$649,378
Dividend income received	1,658,266
Payment of operating expenses	(1,071,363)
Proceeds from sales of long-term securities	(32,258,770)
Purchases of long-term securities	32,473,705
Net proceeds from short-term investments	(1,370,000)
Cash provided by operating activities	$81,216
Cash flows from financing activities:
Distributions paid	-
Repayment of outstanding loan	-
Interest expense	(314,678)
Cash used by financing activities	(314,678)
Decrease in cash	(233,462)
Cash at beginning of period	260,337
Cash at end of period	$26,875
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,092,115
Increase in investments	$(1,387,485)
Increase in interest and dividends receivable	74,323
Decrease in other assets	(3,871)
Decrease in accrued expenses	(27,437)
Interest expense	333,571
Cash provided from operating activities	$81,216

See accompanying Notes to Financial Statements.

Financial Highlights  Boulder Growth & Income Fund, Inc.

For a Common share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended		Year Ended November 30,		Five Months Ended		Year Ended June 30,
	May 31, 2005 (Unaudited)		2004	2003	November 30, 2002(b)		2002	2001	2000
OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.58		$6.65	$6.59	$7.15		$8.65	$8.96	$10.07
Net investment income/(loss)	0.07		0.01	(0.03)	0.02		0.58	0.70	0.67
Net realized and unrealized gain/ (loss) on investments	0.03		0.95	1.23	(0.58)		(1.49)	(0.31)	(1.02)
Total from investment operations	0.10		0.96	1.20	(0.56)		(0.91)	0.39	(0.35)
Dividends paid from from net investment income to shareholders	-		(0.03)	(0.07)	-		(0.59)	(0.70)	(0.76)
Dilutive Impact of Rights Offering††	-		-	(1.07)	-		-	-	-
Net asset value, end of period	$7.68		$7.58	$6.65	$6.59		$7.15	$8.65	$8.96
Market value, end of period	$6.51		$6.63	$5.50	$5.22		$6.78	$8.50	$8.25
Total investment return based on net asset value(a)(c)	1.32%		14.44%	2.37%	(7.83)%		(11.36)%	4.41%	(3.70)%
Total investment return based on market value(a)(c)	(1.81)%		21.02%	6.89%	(23.01)%		(14.47)%	11.77%	(6.81)%
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets	1.98	†††	2.00%	1.93%	4.40	%†††	1.95%†	1.82%†	2.51%†
Ratio of operating expense to average net assets without fee waivers	2.03	†††	2.06%	-	-		-	-	-
Ratio of operating expenses including interest expense to average net assets	2.62	†††	2.38%	2.30%	-		-	-	-
Ratio of net investment income to average net assets	1.44	†††	0.01%	0.08%	0.79	%†††	6.96%	8.03%	7.08%
SUPPLEMMENTAL DATA:
Portfolio turnover rate	8%		33%	40%	21%		180%	83%	53%
Net assets, end of period (in 000's)	$86,988		$85,896	$75,286	$37,309		$40,514	$48,990	$50,591
Number of shares outstanding at end of period (in 000's)	11,328		11,328	11,328	5,664		5,664	5,664	5,664

(a)   Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(b)   Fiscal year-end changed to November 30. Prior to this, the fiscal year ended June 30.

(c)   Total return is not annualized for periods less than one year.

†   For the years ended June 30, 2002, 2001, and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.

††   The Rights Offering was fully subscribed at a subscription price of $4.34 for 5,663,892 shares which equals $24,581,291 in gross proceeds. The Rights Offering had a $(1.06) NAV impact and the $159,614 of expenses associated with the Rights Offering had a $(0.01) NAV impact.

†††   Annualized.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

1. Significant Accounting Policies

Boulder Growth & Income Fund, Inc. (the "Fund"), is a non-diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, ("the 1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets by the number of shares of Common Stock outstanding. The value of the Fund's net assets is deemed to equal the value of the Fund's total assets less the Fund's liabilities. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

Dividend income is recorded at management's estimate of the income included in distributions received from investments in real estate investment trusts ("REITs") and registered investment companies ("RICs"). Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT or RIC only after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Cash: Cash as used in the Statement of Cash Flows is the amount reported in the Statement of Assets and Liabilities. Information on cash payments or any cash movement is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include realized gain or loss on investment securities and accretion income recognized on investment securities.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The Advisers agreed to waive one half of their fee on the proceeds from the December 2002 rights offering, and on the proceeds from the $20 million Line of Credit with Custodial Trust Company of Bear Stearns on April 16, 2003, until such time as more than 50% of the respective proceeds plus cash on hand at the time the proceeds were received, are invested, which has since then occurred.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain asset-based fees, transaction fees and out-of-pocket expenses, which are accrued daily and paid monthly. Prior to October 1, 2004, PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc., served as the Fund's Co-Administrator and PFPC Trust Company, also an indirect subsidiary of the PNC Financial Services Group, Inc., served as the Fund's Custodian.

PFPC serves as the Fund's transfer agent, dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2005, excluding short-term investments, aggregated $8,407,742 and $20,784,804, respectively.

At May 31, 2005, based on cost of $89,606,889 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $17,080,368 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,311,512.

4. Common Stock

At May 31, 2005, 250,000,000 of $0.01 par value Common Stock were authorized.

5. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2005, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

At the April 2003 shareholder meeting, Shareholders approved a proposal that permits the Fund to be concentrated in REITs (real estate investment trusts). REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund must invest at least 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

At the April 2005 Annual Meeting of Stockholders, shareholders approved a proposal which eliminates the Fund's fundamental investment restriction regarding investment in foreign securities. Prior to this meeting, the Fund was not permitted to invest more than 20% of its assets in foreign securities. The Fund now has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Notes to Financial Statements (Unaudited)  Boulder Growth & Income Fund, Inc.

6. Significant Shareholders

On May 31, 2005, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 2,354,600 shares of Common Stock of the Fund, representing approximately 20.79% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

7. Share Repurchase Program:

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended May 31, 2005, and the year ended November 30, 2004, the Fund did not repurchase any of its own shares.

8. Rights Offering

On October 15, 2002 the Fund's shareholders approved a transferable rights offering which permitted shareholders to acquire one new share of the Fund for each share held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was November 29, 2002. The subscription period was from December 2, 2002 to December 20, 2002. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average closing price of the Fund's shares from December 16 through December 20, 2003. The rights offering was fully subscribed and the Fund issued 5,663,892 new shares at a price of $4.34 each. The total gross proceeds to the Fund were $24,581,291. As of November 30, 2003, the expense associated with the rights offering totaled $159,614.

9. Loan Outstanding

On February 21, 2003 an agreement between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $20,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. At May 31, 2005, the Fund had a loan payable in the amount of $18,000,000 with an interest rate of 4.09%, calculated at a rate per annum during each Interest Period equal to 30-day LIBOR on the Interest Commencement Date of such interest period plus 1%. This loan has no maturity date and can be paid or called at any time. For the period ended May 31, 2005, the Fund had an average outstanding loan of $18,000,000 at an average rate of 3.65% and incurred $333,571 of interest expense.

Additional Information (Unaudited)  Boulder Growth & Income Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information), the Directors of the Fund have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the "Agreements") pursuant to which the Advisers are jointly responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on January 21, 2005, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund's principal shareholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services LLC ("FAS"). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers' services and the reasonableness of the Advisers' fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers' investment services under the Agreements. These materials included a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's performance, advisory fees and expenses to a group of eight funds determined to be similar to the Fund (called the "Peer Group") and a broader universe of twenty-five relevant funds (called the "Universe"), in each case as determined by Lipper. The Lipper report also included a performance comparison for the Fund against an appropriate index. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers' financial condition, profitability from their relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

Prior to the January 21, 2005 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Agreements. The Board held discussions at the January 21, 2005 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board's considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers' key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers' portfolio management personnel. In this regard, it was noted that the Advisers' only clients are the Fund, one other registered investment company (Boulder Total Return Fund, Inc.) and a charitable foundation affiliated with the Horejsi family. Accordingly, the Board was satisfied that the Advisers' investment personnel, including Stewart Horejsi, the Fund's principal portfolio manager, devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers' recently enhanced policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since January 2002, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund's Peer Group and Universe. The Board noted favorably that for the one- and three-year periods ending December 31, 2004, the Fund's performance based upon total return on NAV ranked in the second quintile of its Universe (i.e., the upper 40% of the funds in the Universe), and had outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, as well as the Dow Jones Industrial Average and the Nasdaq Composite, the Fund's secondary benchmarks. The Board acknowledged that the Universe included both leveraged and non-leveraged closed-end funds to provide a more statistically significant group for comparison purposes, even though the Fund is leveraged and comparing the Fund only to funds that use leverage may yield a different result. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund's various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund's management fee expense ranked in the fifth quintile of the nine funds included in the Peer Group and in the fourth quintile of the Universe. The Board noted that the Fund's shareholders had removed most of the Fund's investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other "sector" or "industry" oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund's transaction expenses.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relative size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers' internal costs of providing investment management services to the Fund

Board of Directors' Approval (Unaudited)  Boulder Growth & Income Fund, Inc.

had increased, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. Based on these factors, the Board concluded that the absence of breakpoints in the Fund's current advisory fee schedule was acceptable.

Shareholder Support and Historical Relationship with the Fund

The Board placed considerable weight on the views of the Fund's largest shareholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2004, these shareholders held approximately 20.8% of the Fund's outstanding common shares. The Board understands from Mr. Horejsi that these shareholders are supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund shareholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Agreements, the Board concluded that the terms of the Fund's investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its shareholders.

Meeting of Shareholders-Voting Results (Unaudited)  Boulder Growth & Income Fund, Inc.

On April 26, 2005, the Fund held its Annual Meeting of Shareholders to consider the election of Directors of the Fund and certain corporate governance proposals. The following votes were recorded:

PROPOSAL 1: (Voting by all Shareholders):
Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,420,846.000	92.9

Withheld	717,527.000	7.1

TOTAL	10,138,373.000	100.0

Election of Joel. W. Looney as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,435,371.000	93.1

Withheld	703,002.000	6.9

TOTAL	10,138,373.000	100.0

Election of Alfred A. Aldridge, Jr. as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,419,327.000	92.9

Withheld	719,046.000	7.1

TOTAL	10,138,373.000	100.0

Election of John S. Horejsi as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,397,014.000	92.7

Withheld	741,359.000	7.3

TOTAL	10,138,373.000	100.0

Election of Dennis R. Causier as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	9,415,394.000	92.9

Withheld	722,979.000	7.1

TOTAL	10,138,373.000	100.0

PROPOSAL 2: (Voting by all Shareholders):
An amendment to the Fund's Charter (the "Charter") to establish the number of Directors at five.

	# of Votes Cast	% of Votes Cast
For	9,404,218.000	92.8

Against	669,329.000	6.6

Abstain	64,826.000	0.6

No Vote	-	0.0

TOTAL	10,138,373.000	100.0

Meeting of Shareholders-Voting Results (Unaudited)  Boulder Growth & Income Fund, Inc.

PROPOSAL 3: (Voting by all Shareholders):
An amendment to the Charter to change the voting standard for stockholders to amend or adopt Bylaws to the affirmative vote of a majority of all the votes entitled to be cast on the matter.

	# of Votes Cast	% of Votes Cast
For	6,097,647.000	60.1

Against	709,091.000	7.0

Abstain	84,845.000	0.8

No Vote	3,246,790.000	32.1

TOTAL	10,138,373.000	100.0

PROPOSAL 4: (Voting by all Shareholders):
To eliminate the Fund's fundamental investment restriction on writing, purchasing, or selling puts or calls.

	# of Votes Cast	% of Votes Cast
For	5,925,160.000	58.4

Against	846,366.000	8.3

Abstain	120,057.000	1.2

No Vote	3,246,790.000	32.1

TOTAL	10,138,373.000	100.0

PROPOSAL 5: (Voting by all Shareholders):
To eliminate the Fund's fundamental investment restriction regarding investment in foreign securities.

	# of Votes Cast	% of Votes Cast
For	5,980,393.000	59.0

Against	791,453.000	7.8

Abstain	120,737.000	1.2

No Vote	3,246,790.000	32.0

TOTAL	10,138,373.000	100.0

Boulder Growth & Income Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Presorted
Standard

US Postage

PAID

Boston, MA

Permit No. 57842

Boulder
Growth & Income
Fund, Inc.

(NYSE: BIF)

Semi-Annual Report

May 31, 2005

Directors

Brig. Gen (Ret.) Alfred G. Aldridge Jr.
Richard I. Barr
Dennis R. Causier
John S. Horejsi
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent –– PFPC, Inc. at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to shareholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.                                                               Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

2.                                                               Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.                                                               Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.                                       Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the

(1)   This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2

“Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.                                      Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.                                                               Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.                                                               Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.               Name of the issuer of the portfolio security

2.               Exchange ticker symbol

3.               CUSIP #

4.               Shareholder meeting date

5.               Brief indication of the matter voted on

6.               Whether matter was proposed by the issuer or by a security holder

7.               Whether the Fund cast its vote on the matter

8.               How the Fund cast its vote

9.               Whether the Fund cast its vote for or against management

6.                                                               Disclosures.

a.                                       The Fund shall include in any future registration statement:

i.                                          A description of the Voting Policies and the Voting Guidelines(3); and

ii.                                       A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.                                      The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.                                          A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.                                       A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

(2)  As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

(3)  This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4)  This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5)  This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6)  This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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7.                                                               Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.               Proxy voting policies and procedures

2.               Proxy statements received regarding client securities

3.               Records of votes cast on behalf of clients

4.               Records of written client requests

5.               Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.                                                               Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

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EXHIBIT  A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

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Category	Guideline	Voting
the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

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Category	Guideline	Voting

We will not support any plan amendment that is not capped or that results in anything but negligible dilution.  We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms.  Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include:  poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation.  Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g.,  67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

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Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST.  We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

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(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date

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